Exhibit 99.1

FOXO Technologies Announces Results of Annual Stockholders Meeting

May 30, 2023 4:45 PM Eastern Daylight Time

MINNEAPOLIS--(BUSINESS WIRE)--FOXO Technologies Inc.™ (NYSEAM: FOXO) ( the “Company”), a leader in commercializing epigenetic biomarkers of health and aging, today announced results of its Annual Meeting of Stockholders held on May 26, 2023 (the “Annual Meeting”), where stockholders voted on and approved eight proposals.

At the beginning of the Annual Meeting, there were 17,424,619 shares of Class A Common Stock present or represented by proxy at the Annual Meeting, which represented approximately 63.55% of the voting power of the Company’s outstanding shares of voting stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

“On behalf of the entire FOXO team, I would like to thank our stockholders for their continued support and their approval of all proposed items at the Annual Meeting. We’re excited about the future as we remain committed to diligently executing our strategic roadmap, driving sustainable growth, and delivering positive momentum that generates value for our stockholders. With unwavering dedication, we will navigate the dynamic market landscape, capitalize on emerging opportunities, and steadfastly pursue our vision for long-term success,” commented Tyler Danielson, Interim CEO and Chief Technology Officer.

The proposals below are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the SEC on May 4, 2023.

In addition, the Company consummated the following issuer tender offers, which expired at 11:59 p.m., Eastern Time, on May 26, 2023:

1) its issuer tender offer (“Exchange Offer”) to holders of the Company’s Assumed Warrants to receive 4.83 shares of Class A Common Stock, in exchange for each Assumed Warrant tendered. Pursuant to the Exchange Offer, an aggregate of 1,647,201 Assumed Warrants were tendered, and the Company issued an aggregate of 7,955,948 shares of Class A Common Stock to the holders of Assumed Warrants who participated in the Exchange Offer.

2) its issuer tender offer (“PIK Note Offer to Amend”) to holders of the Company’s 15% Senior Promissory Notes (the “PIK Notes”) to receive 1.25 shares of Class A Common Stock for every $1.00 of the Original Principal Amount (as defined in the PIK Notes) of such holder’s PIK Notes, as consideration for the consent by such holder of PIK Notes to certain amendments to the Senior Promissory Note Purchase Agreement, dated September 20, 2022, between the Company and each purchaser thereof (the “PIK Note Purchase Agreement”). Pursuant to the PIK Note Offer to Amend, all PIK Note holders participated in the PIK Note Offer to Amend, and the Company issued an aggregate of 4,321,875 shares of Class A Common Stock on a pro rata basis to the PIK Note holders who participated in the PIK Note Offer to Amend.

Each issuer tender offer was conditioned upon, among other things, stockholder approval of the issuances of Class A Common Stock as a result of such tender offers.

Annual Meeting Voting results

●	Proposal 1: The stockholders elected Bret Barnes to serve as a director until the next annual meeting or until the election and qualification of his successor.

●	Proposal 2: The stockholders approved the proposal to effect a reverse stock split of the Company’s issued and outstanding Class A Common Stock at a ratio ranging from one-for-ten (1:10) to one-for-one hundred (1:100) (the “Reverse Split”) with the exact ratio within such range, time and date, if at all, to be determined by the Board in its sole discretion provided that the Reverse Split is effected prior to the one-year anniversary of the Annual Meeting (i.e., the date that the Reverse Split was approved by our stockholders).

●	Proposal 3: The stockholders approved, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Exchange Offer.

●	Proposal 4: The stockholders approved, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the PIK Note Offer to Amend.

●	Proposal 5: The stockholders approved, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance as consideration to former holders of the 2022 Debentures that execute a general release.

●	Proposal 6: The stockholders approved an amendment to the FOXO Technologies Inc. 2022 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 3,232,385 shares of Class A Common Stock.

●	Proposal 7: The stockholders approved the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

●	Proposal 8: The stockholders approved the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.

About FOXO Technologies Inc. (“FOXO”)

FOXO is a biotechnology company dedicated to improving human health and longevity through the development of cutting-edge technology and product solutions for various industries, including life insurance. FOXO's epigenetic technology applies AI to DNA methylation to identify molecular biomarkers of human health and aging. FOXO is committed to leveraging the latest advancements in science and technology to help people live better, longer lives. For more information about FOXO, visit www.foxotechnologies.com.

Forward-Looking Statements

This press release contains certain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of FOXO, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Such forward-looking statements include, but not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding FOXO and the future held by the management team of FOXO, the future financial condition and performance of FOXO and the products and markets and expected future performance and market opportunities of FOXO. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “strategy,” “may,” “might,” “strategy,” “opportunity,” “plan,” project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk of changes in the competitive and highly regulated industries in which FOXO operates, variations in operating performance across competitors or changes in laws and regulations affecting FOXO’s business; (ii) the ability to implement FOXO’s business plans, forecasts, and other expectations; (iii) the ability to obtain financing if needed; (iv) the ability to maintain its NYSE American listing; (v) the risk that FOXO has a history of losses and may not achieve or maintain profitability in the future; (vi) potential inability of FOXO to establish or maintain relationships required to advance its goals or to achieve its commercialization and development plans; (vii) the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others; and (viii) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which FOXO’s prospective customers operate, including the highly regulated insurance industry. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties discussed in FOXO’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, and in other documents FOXO has filed, or will file, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts

Investor Relations
Matthew Hausch, Cody Slach
Gateway Investor Relations
(949) 574-3860
FOXO@gatewayir.com